UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A (Rule 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Uranerz Energy Corporation
(Name of Registrant as Specified In Its Charter)

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URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • USA • 82605-0850

Notice of Annual Meeting of Stockholders

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Hilton Garden Inn, 1150 N. Poplar Street, Casper, Wyoming 82601 on Wednesday, June 10, 2009, at 9:30 a.m. local time. The purposes of the meeting are:

1.

The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2010 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, Arnold J. Dyck, and Richard Holmes.

2.	To ratify the Company’s Amended Articles of Incorporation to increase the Company’s authorized shares of common stock from 100,000,000 to 200,000,000 (“Articles Amendment”);

3.	To ratify the Company’s Amended 2005 Nonqualified Stock Option Plan (“Stock Option Plan Amendment”);

4.	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

5.	Any other business that may properly come before the meeting.

The Board of Directors has fixed April 22, 2009, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 22, 2009, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 22, 2009. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Benjamin Leboe, Secretary
Casper, Wyoming
April 30, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • USA • 82605-0850

Proxy Statement
for
Annual Meeting of Shareholders

To Be Held June 10, 2009

Unless the context requires otherwise, references in this statement to “Uranerz Energy,” the “Company,” “we,” “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held at the Hilton Garden Inn, 1150 N. Poplar Street, Casper, Wyoming 82601 on Wednesday, June 10, 2009, at 9:30 a.m. local time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about April 30, 2009.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee –you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option Plan Amendment, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as a one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to ratify the Stock Option Plan Amendment and the appointment of the Company’s independent registered public accounting firm. An affirmative vote of a majority of the Company’s issued and outstanding voting securities is required to ratify the Articles Amendment.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 22, 2009, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President and Chief Executive Officer to the Company, and Dennis Higgs, Chairman of the Board to the Company, your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 22, 2009 as the record date for the Annual Meeting. Only holders of Uranerz Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 22, 2009, the Company had <> shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

  The election of eight (8) directors for terms expiring in 2009;

  The ratification of the Articles Amendment;

  The ratification of the Stock Option Plan Amendment;

  The ratification of the appointment of the Company’s independent registered public accounting firm; and

  Any other business that may properly come before the meeting.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option Plan Amendment, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

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How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

  Signing and faxing your proxy card to our transfer agent for proxy voting at the number provided on the proxy card;

  Voting over the Internet by following the procedures provided on the proxy card; or

  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Uranerz Energy Corporation
1701 East “E” Street, P.O. Box 50850
Casper, Wyoming, USA 82605-0850

Attention: Benjamin Leboe
Secretary

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What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 370 17th Street, Suite 4700, Denver, Colorado, 80202, so long as it is received prior to 12:00 p.m., MST, on June 9, 2009;

  Voting in person at the Annual Meeting; or

  Giving written notice of the revocation of your proxy to the Company’s Secretary, Benjamin Leboe, at the address given above, prior to 12:00 p.m., MST on June 9, 2009.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the meeting. Based on <> shares of Common Stock outstanding as of the record date of April 22, 2009, <> shares of Common Stock must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

  Submit a properly executed proxy card (even if you do not provide voting instructions); or

  Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the Articles Amendment?

The ratification of the Articles Amendment will be approved if a majority of the Company’s issued and outstanding voting securities vote FOR the Articles Amendment. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted. However, because an affirmative vote of a majority of the Company’s issued and outstanding voting securities is required for ratification, an ABSTENTION will have the same effect as a vote AGAINST the proposal.

How many votes are needed to ratify the Stock Option Plan Amendment?

The ratification of the Stock Option Plan Amendment will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares.

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If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2009, which will be filed with the Securities and Exchange Commission (SEC). Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors, ratify the Articles Amendment and/or ratify the Stock Option Plan Amendment.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2008 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2010) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Benjamin Leboe, at Uranerz Energy Corporation, 1701 East “E” Street, P.O. Box 50850, Casper, Wyoming, USA 82605-0850, and received no later than January 1, 2010. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 17, 2010 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2008 Annual Report on Form 10-K?

The Company’s 2008 Annual Report on Form 10-K, including financial statements is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2008 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2008 Annual Report on Form 10-K should be mailed to:

Uranerz Energy Corporation
1701 East “E” Street, P.O. Box 50850
Casper, Wyoming, USA 82605-0850

Attention: Secretary

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What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

1.	Form Proxy Card; and
2.	The Company's 2008 Annual Report on Form 10-K.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card or voting instruction form sent to stockholders of record. The 2008 Annual Report and this Proxy Statement can be accessed on the Company’s website at www.uranerz.com. Directions for attending the Annual Meeting of Shareholders can also be found at this website.

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following eight, current Board Members for election at the 2009 Annual Meeting, to hold office until the 2009 Annual Meeting:

  Glenn Catchpole;
  George Hartman;
  Dennis Higgs;
  Paul Saxton;
  Gerhard Kirchner;
  Peter Bell;
  Arnold J. Dyck; and
  Richard Holmes.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

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INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of December 31, 2008.

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age

Glenn Catchpole	President and Chief Executive Officer; Director	President and Chief Executive Officer, Uranerz Energy Corporation	March 1, 2005	65

George Hartman	Executive Vice- President and Chief Operating Officer; Director	Executive Vice-President and Chief Operating Officer, Uranerz Energy Corporation	May 9, 2005	69

Dennis Higgs	Chairman	Chairman Uranerz Energy Corporation	May 26, 1999	51

Paul Saxton*	Director	President of Lincoln Gold Corporation	October 26, 2004	62

Dr. Gerhard Kirchner*	Director	Director, Mindoro Resources Limited	March 13, 2005	78

Peter Bell*	Director	President of Ezon Healthcare Corporation	May 10, 2006	74

Arnold J. Dyck*	Director	Self-Employed, General Contractor	May 23, 2006	68

Richard Holmes*	Director	Secretary, Treasurer PhosMex Corporation	May 23, 2006	67

Benjamin Leboe	Chief Financial Officer	Chief Financial Officer of Uranerz Energy Corporation	May 23, 2006	63

Kurtis Brown	Senior Vice- President, Exploration	Senior Vice-President, Exploration of Uranerz Energy Corporation	March 8, 2007	58

Douglas Hirschman	Vice President, Lands	Vice President, Lands of Uranerz Energy Corporation	December 6, 2007	56

Sonya Reiss	Vice President and Corporate Secretary	Vice President and Corporate Secretary, Uranerz Energy Corporation	December 6, 2007 Resigned January 2009	38

* - Indicates that the director is “independent” in accordance with the NYSE Amex Company Guide.

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The following is a description of the business background of the directors and executive officers of Uranerz Energy Corporation.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole’s responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole has been an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our company in March 2005.

Mr. George Hartman was appointed to the Board of Directors and the role of Vice-President, Mining on May 9, 2005. He has thirty-seven years experience in developing green field projects into mining production companies including both metals and industrial mineral projects. He has an M. S. degree in Mineral Economics (Colorado School of Mines) and a B. S. in Chemical Engineering (University of Denver). Four process patents have been granted in his name. His experience includes thirteen years managing several in-situ recovery uranium mines from green field exploration sites through commercial production.

For the past fourteen years Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. Property management included federal mining claims and private leases for a large deposit of borate mineral. He managed the project from test stage through construction and operation of a demonstration production facility. He was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager, In Situ Leach Projects, for Uranerz USA. During this period he managed the interests of all in situ uranium projects which Uranerz USA owned including Ruth, Crow Butte, and North Butte. Under his management, Uranerz served as the contract operator for the successful test solution mining of the Christenson Ranch uranium property now owned by Areva NC. He was on the Uranerz acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico, Utah, California and Wyoming.

Prior to joining Uranerz USA, Mr. Hartman was president of Ogle Petroleum Inc. from 1979 to 1982 where he was in overall operating charge of this uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production (shipped filtered yellowcake to the converter). Mr. Hartman personally designed the processing plant facilities.

Also, previous to his work with Uranerz USA, Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse) from 1976 to 1979, where he was responsible for the management of two production in situ uranium mines with ion exchange processing plants in Bruni, and Three Rivers, Texas (shipped dried yellow cake to the converter).

Mr. Dennis Higgs is a member of the board of directors. Mr. Higgs was appointed to the board of directors as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Chairman of our Board of Directors on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty years, raising several millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing and initial public listing of several companies, including Arizona Star Resource Corp. (TSX: “AZS”) and BioSource International Inc. (NASDAQ: “BIOI”). BioSource was acquired by Invitrogen Corporation at $12.50/share in October, 2005 and Arizona Star was acquired by Barrick Gold Corporation at $18.00 in December 2007.

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital company which provides management consulting and investor relations services.

At present, Mr. Higgs also serves as a director of Miranda Gold Corp., a Canadian public gold exploration company, which he founded in May 1993.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986), initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a vice-president of Corona Corporation (from 1986 to 1987 where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine). In 1989, Mr. Saxton was appointed senior vice-president of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed as president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy Resource Corp. were merged in 1996 and Mr. Saxton became President of Viceroy at that time.

Following his departure from Viceroy in 1998, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004, Mr. Saxton was appointed and continues to serve as a director and president of Lincoln Gold Corporation, a company engaged in mineral exploration in the State of Nevada.

Mr. Saxton is also Chairman and COO of Pinnacle Mines Ltd., a TSX Venture company, engaged in exploration and mine development in Canada, China and Mexico.

Mr. Saxton has been appointed to the Company’s nomination and governance committee, and compensation committee.

Dr. Gerhard F. Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. (“UEM”) (from 1975 to 2005). At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery and the engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with UEM, Dr. Kirchner spent six years developing and managing the Kamoto Mine in Kolwezi, Zaire from (1968 to 1974); six years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968); five years as a mine superintendent and exploration manager in Greenland (from 1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

During the past ten years, Dr. Kirchner has served as director on the board of Mindoro Resources Limited.

Dr. Kirchner received a multidisciplinary education in mining engineering and economic geology and a Doctorate in Mining Sciences from the University of Leoben, Austria.

Mr. Arnold J. Dyck was appointed to the Board of Directors on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice-President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board with a subsidiary mining company. Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A. and the original Uranerz group of companies are not connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world’s largest primary uranium producer, in 1998.

During the past five years, Mr. Dyck has been self employed as a general contractor in designing, constructing and selling new homes and renovating older homes and offices.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of certified Management Accountant in 1975.

Mr. Dyck has been appointed to the Company’s audit committee and compensation committee.

Mr. Richard W. Holmes was appointed to the Board of Directors on May 23, 2006 Mr. Holmes was an assistant controller with Duke Power Company (now Duke Energy) from 1971 to 1981. Duke Energy has operated nuclear plants for more than thirty years. While at Duke Power Mr. Holmes was Assistant Controller of the parent company. He was also Treasurer of Eastover Land Company, a $100 million subsidiary of Duke’s with interests in coal properties in Kentucky and West Virginia. Concurrently, Mr. Holmes was Treasurer of Western Fuel, Duke’s uranium mining project in Wyoming.

Mr. Holmes left Duke in 1981 to become Treasurer and Controller of Ogle Resources Inc., an oil and gas company with offshore exploration, drilling and production from 1981 to 1986. At the same time, Mr. Holmes was Treasurer and Controller for a sister company with an investment in in-situ recovery uranium mining in Wyoming.

During the past five years, although retired, Mr. Holmes is active as Secretary, Treasurer for PhosMex Corporation, a California phosphate mining corporation.

Mr. Holmes received his bachelor’s degree in accounting from the University of Wisconsin. He held the position of Senior Auditor at Arthur Andersen & Co. in Chicago, Illinois, from 1968 to 1971. Mr. Holmes was an active certified public accountant from 1971 to 2003.

Mr. Holmes has been appointed to the Company’s audit committee, and the nominating and corporate governance committee.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell is a director of Current Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997, Mr. Bell has been a director and is the President of Ezon Healthcare Corporation, a private company that is involved in the development of a graphic labelling system for pharmaceutical products.

Mr. Bell has provided a wide range of consultant services to businesses and health care companies and organizations. These consultant services included: sales management and reorganization of sales force; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell has been appointed to the Company’s audit committee, the nominating and corporate governance committee, and the compensation committee.

Mr. Benjamin Leboe was appointed as the Company’s Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October, 2006 to December, 2007. Mr. Leboe was a senior consultant, management consulting of the Business Development Bank of Canada, from January 2005 to February 2006. Previously, Mr. Leboe was president, secretary, treasurer, principal financial and accounting officer and a director of Asia Payment Systems Inc., (now Card Trend International) a United States and Hong Kong based company engaged in payment processing services and related applications from June 1998 to January 2005. Concurrently, from January 2003 to January 2005, Mr. Leboe was the chief financial officer of C-Chip Technologies Inc. (now Avensys Corporation), a Montreal based corporation developing high-tech products and services for security and risk mitigation activities.

Mr. Leboe has been the principal of Independent Management Consultants of British Columbia from 1990 to date. Concurrently, Mr. Leboe was previously vice-president and chief financial officer of VECW Industries Ltd. from 1990 to 1993, and a partner of KPMG Consulting from 1978 to 1990.Mr. Leboe received his bachelor of commerce degree from the University of British Columbia. Mr. Leboe is a Chartered Accountant and a Certified Management Consultant in the Province of British Columbia.

Mr. Kurtis Brown, a thirty-five year veteran of the mining industry, was appointed Senior Vice-President in March 2007. Mr. Brown was an independent geological consultant for the five years prior to joining Uranerz. He has previously assisted with the start up of the Christensen Ranch ISR commercial uranium mine now owned by AREVA. Mr. Brown is a professional geologist.

Mr. Douglas Hirschman was appointed Vice-President, Lands in December 2007. From January 2006 to June 2007 Mr. Hirschman was Manager of Lands, International Newmont Gold Corporation. He was an independent Consulting Landman from 2002 through 2005 and, as a graduate of the University of Wyoming, has over thirty years of experience in the mineral exploration industry.

Ms. Sonya Reiss joined our Company as Corporate Counsel in August 2007. She was appointed Vice President of Corporate Affairs and Corporate Secretary in December 2007. Ms. Reiss has eight years of legal experience practicing in United States and Canada. She was Corporate Counsel at Southwestern Resources Corporation from October 2006 to August 2007 and acted as a transaction lawyer with global law firms such as Shearman & Sterling, Osler Hoskin & Harcourt LLP and Fasken Martineau DuMoulin LLP from February 1999 to October 2006. Ms. Reiss has a Bachelor of Arts (English Honours), a Master of Arts (English and Critical Theory) and a Bachelor of Laws, University of B.C.

Advisory Board

We have an advisory board that consists entirely of professional geologists.

Dr. Franz J. Dahlkamp has over 45 years experience as an economic geologist, with specific emphasis in uranium. He started as an economic geologist with several mining companies in Germany and abroad. In 1968 he began working with the Uranerz group of companies and by 1974 he became the head of their exploration department. While at Uranerz he organized and established the Uranerz group of subsidiary companies for uranium exploration in Australia, Canada, and the USA, and conducted reconnaissance surveys for uranium worldwide.

Since 1978 Dr. Dahlkamp has been consulting for mining companies, utilities, national and international institutions (governments of Germany, Austria, USA, Egypt, Iran, Mongolia; UN/IAEA, OECD/NEA). Also, since 1978 to 2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria, and Munich, Germany (on uranium deposits: geology, economics, and exploration).

Dr. Dahlkamp has published over fifty papers including six books (e.g. Uranlagerstätten 1979, Uranium Ore Deposits 1993).

Dr. Dahlkamp has a PhD (1958), a Dr. of Science (Habilitation 1979), and is an Honorary Chair (Honorar-Professor) at Mining-University of Leoben (1990).

Dr. Gerhard Ruhrmann has close to 30 years experience in uranium exploration, mining and mine waste management. From 1976 to 1981, Dr. Ruhrmann was project geologist and exploration manager for Uranerz Exploration and Mining (UEM) in Canada, supervising field work in the Otish Mountains of Quebec, the Athabasca Basin in Saskatchewan, and the Thelon Basin in Nunavut. In 1982, Dr. Ruhrmann joined Key Lake Mining Corporation, to develop exploration tools for high grade unconformity-related uranium deposits on the basis of geological and mineralogical research at the Key Lake open pits and other mines in the Athabasca Basin. This resulted in a number of papers published in a variety of scientific periodicals including technical documents of the International Atomic Energy Agency.

In 1988, Dr. Ruhrmann became engaged in hydrogeological and geotechnical work in Cameco’s engineering division, assessing above-ground uranium tailings management facilities and contributing to the in-pit tailings disposal concept at the Deilmann open pit in Saskatchewan.

In 1993, Uranerzbergbau (UEB) in Germany called Dr. Ruhrmann to join its consulting branch. Assignments included the assessment of exploration and mining projects in central Asia and western Africa, managing a subsidiary exploration company in Guinea, providing technical assistance to regulatory agencies in Papua New Guinea, monitoring the reclamation work at the former uranium mines in eastern Germany, designing reclamation concepts for closed-out uranium mines in central Asia and eastern Europe as well as reviewing the mining practice in Vietnam. On the basis of this experience, Dr. Ruhrmann co-authored a book on environmental mine management, published in 2001.

Since 2003, Dr. Ruhrmann is practicing as an independent consultant to the mining industry and international technical assistance agencies. Assignments include a review of the mining industry in Mongolia, enhancement of small-scale mining in Papua New Guinea, quality control at uranium mine rehabilitation projects and the assessment of uranium prospects.

Dr. Ruhrmann has a diploma in geology and holds a doctor degree in geology from the University of Tuebingen, Germany. Since 2001, Dr. Ruhrmann is teaching mineral exploration at the University of Leoben, Austria.

Mr. Kenneth Cunningham brings over thirty years of experience from diversified mineral exploration and mining geology through to executive management. Eighteen of these years have been focused in Nevada. Currently Mr. Cunningham is the President and Chief Executive Officer of Miranda Gold Corp. where he aggressively positioned this company in the Cortez Gold Trend and successfully negotiated joint ventures with major mining companies including Newmont, Placer Dome, Newcrest and Barrick. Previously, he was Exploration Manager with Uranerz U.S.A. Inc. During his tenure with Uranerz Mr. Cunningham led the exploration and acquisition effort that resulted in two Nevada gold discoveries; a three-million-ounce discovery in the Battle Mountain trend and a one-plus-million ounce discovery in the northern Carlin trend. Mr. Cunningham has also been Vice President of Tenneco Minerals Company and a Resident Manager with Echo Bay Mining Company.

Mr. Cunningham started his career with Houston Oil and Minerals as a member of its uranium exploration team. In 1978 he was responsible for the discovery of the Death Valley uranium deposit on Alaska’s Seward Peninsula. This deposit contains ten-million-pounds of uranium at a grade of .25% U3O8.

Mr. Joe Hebert is currently Vice President of Exploration for Miranda Gold Corp. Most recently, Mr. Hebert was the senior exploration geologist for the Cortez Joint Venture (Placer Dome and Kennecott Minerals) located on the Battle Mountain Trend in North Central Nevada. He was a member of the exploration team who discovered the 7.5 million ounce Cortez Hills gold deposit. During his tenure at Cortez he directed all generative and acquisition efforts within the joint venture area of interest.

From 1992 to 1999 Mr. Hebert consulted for Uranerz USA, Inc. where he conducted project evaluations and generative programs primarily in north central Nevada. The most significant result of this program was the recognition of gold potential and acquisition recommendations of the Nike-Converse property in Buffalo Valley where Uranerz discovered approximately 3 M oz of gold resource. He also recommended the REN property for acquisition, where currently development drilling on a high-grade resource is being conducted.

During the period when he was consulting, Mr. Hebert initiated a countrywide evaluation of Mongolia, identifying essentially unexplored epithermal systems from regional compilation and focused reconnaissance. He focused his client in gold-belts of NE Mongolia, acquiring for them two large concessions with multiple ore-grade showings in large epithermal and intrusive-related alteration cells. This program required interaction with high-level government officials, Mongolian junior companies, Mongolian Geological Survey and supervising native crews in remote camps.

Mr. Hebert is credited with team participation in multiple gold discoveries in Nevada and Utah over the course of his career. He has also had staff and contract positions with several US majors over the years including Superior Oil, Tenneco, and Freeport Minerals.

None of our executive officers or key employees is related by blood, marriage or adoption to any other director or executive officer.

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS STRUCTURE

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

Director Independence

We have eight directors at December 31, 2008, including five independent directors, as follows:

Dennis Higgs
Glenn Catchpole
George Hartman
Dr. Gerhard Kirchner, independent
Paul Saxton, independent
Arnold Dyck, independent
Peter Bell, independent
Richard Holmes, independent

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under section 803A of the NYSE Amex Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
OF ANNUAL MEETING

During the fiscal year ending December 31, 2008, the Board held <> (<>) meetings of the Board. None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting. All Board members attended last year’s Annual Meeting of the Shareholders.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Benjamin Leboe, at Uranerz Energy Corporation, 1701 East “E” Street, P.O. Box 50850, Casper, Wyoming, USA 82605-0850. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Uranerz’s board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing audit committee and audit committee charter, which complies with Rule 10A-3 and the requirements of the NYSE Amex. Our audit committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our audit committee is comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (in accordance with Rule 10A-3 and the requirements of Section 803B of the NYSE Amex Company Guide): Arnold Dyck, Peter Bell and Richard Holmes. Mr. Arnold Dyck satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in section 803B of the NYSE Amex Company Guide and rule 10A-3 (b) (i) of the Securities Exchange Act of 1934, as amended.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2008, the Audit Committee met <> (<>) times. A copy of the Audit Committee charter can be found on the Company’s website at www.uranerz.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors (the “Board”). The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2007 financial statements, the Committee reviewed the 2007 audited financial statements, which appear in the 2007 Annual Report to Shareholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2008. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the year 2009.

Submitted by the Audit Committee Members
Richard Holmes
Peter Bell
Arnold Dyck

Compensation Committee

We have a Compensation Committee comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under section 803A of the NYSE Amex Company Guide): Peter Bell, Arnold J. Dyck and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the NYSE Amex. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.

During the fiscal year ended December 31, 2008, the Compensation Committee met <> (<>) times. A copy of the Compensation Committee charter can be found on the Company’s website at www.uranerz.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under section 803A of the NYSE Amex Company Guide): Richard Holmes, Peter Bell and Paul Saxton. We have a Nominating Committee charter that complies with the requirements of the American Stock Exchange. Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by the Company’s current board of directors.

During the fiscal year ended December 31, 2008, the Corporate Governance and Nominating Committee met <> (<>) times. A copy of the Corporate Governance and Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

DIRECTOR COMPENSATION

Director Compensation – 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) Note (1)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	4,000		76,085				80,085
Paul Saxton	8,500		76,085				84,585
Arnold Dyck	20,500		76,085			6,000	102,585
Peter Bell	21,000		76,085				97,085
Richard Holmes	17,500		76,085				93,585

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that reported herein.

Director Compensation – 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) Note (1)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	7,000		170,400				177,400
Paul Saxton	11,000		127,800				138,800
Arnold Dyck	22,000		127,800				149,800
Peter Bell	22,500		127,800				150,300
Richard Holmes	19,000		127,800				146,800

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that reported herein.

Director Compensation Agreements and Summary of Director Compensation Policies

The Company did not compensate directors in 2005. In 2006 the Company established policies for director compensation as follows:

Non Executive members:

$1,000 per meeting ($500 per telephone meeting) plus:

  Audit Committee: Chair: $11,000/year. Members: $8,000/year.

  Nominating & Governance Committee: Chair: $3,000/year. Members: $2,000/year.

  Compensation Committee: Chair: $4,500/year. Members: $3,000/year.

Executives and officers who are also directors are not compensated under this plan .

OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate code of ethics administered by our chief financial officer, Benjamin Leboe. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
  Compliance with applicable governmental laws, rules and regulations;
  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
  Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.uranerz.com. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2008, or during the subsequent period from January 1, 2009, through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2008, other than the following reports:

Name and	Number of	Transactions Not	Known Failures to
Principal Position	Late Reports	Timely Reported	File a Required Form
Dennis Higgs	None	None	None
Glenn Catchpole	One	One	None
Paul Saxton	Two	Two	None
Gerhard Kirchner	Two	Two	None
George Hartman	None	None	None
Peter Bell	None	None	None
Arnold Dyck	None	None	None
Richard Holmes	None	None	None
Benjamin Leboe	None	None	None
Kurtis Brown	None	None	None
Douglas Hirschman	None	None	None

Name and	Number of	Transactions Not	Known Failures to
Principal Position	Late Reports	Timely Reported	File a Required Form
Sonya Reiss	None	None	None

EXECUTIVE COMPENSATION

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other named executive officers for the last three fiscal years is as follows:

Name(5) and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (Note1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Comp.	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs Chairman and Director (2)	2008 2007 2006	175,900 142,736 103,200	800 2,000 35,000		271,733 710,050 483,700			9,731	448,433 854,786 631,631
Glenn Catchpole President/ PEO and Director (3)	2008 2007 2006	180,000 120,000 96,000	1,000 10,000 50,000		271,733 710,050 483,700			6,000	452,733 840,050 635,700
George Hartman Exec. Vice President and Director (4)	2008 2007 2006	198,000 199,000 174,000	1,000 2,000 25,000		271,733 710,050 711,326				470,733 911,050 910,326
Benjamin Leboe Chief Financial Officer (5)	2008 2007 2006	126,400 82,017 31,414	800 2,000		271,733 355,000 204,729				398,933 439,017 236,143
Kurtis Brown VP (6)	2008 2007	123,600 103,750	1,000 17,000		395,253 346,147			28,200	548,053 466,897

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.

Option award compensation is the fair value for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. The actual value received by the executives may differ materially and adversely from that reported herein.

2.

Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs became Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. The Agreement currently states that we will pay a monthly fee of CDN$15,000 in consideration of the provision of the services of Mr. Higgs as executive Chairman.

3.

Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. The Agreement currently states that we will pay a monthly consulting fee of US $15,000 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer.

4.

Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President - Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman is paid for consulting on the basis of $1,000 per day.

5.

Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Corporate Secretary on October 12, 2006. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. The Agreement currently states that we will pay for consulting services provided, based upon a rate of CDN$12,000 per month.

6.	Mr. Brown was appointed Senior Vice President, Exploration in August 2007.

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executives officers, including the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (collectively, the “senior executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to senior executive officers. The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  Review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board of Directors for approval;

  Produce an annual report on senior executive officer compensation for inclusion in the Company’s annual report and proxy statement relating to its annual meeting of stockholders;

  Review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity- based plans;

  Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s senior executive officers;

  Evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and

  Review and approve the recommendations of the chief executive officer with regard to the compensation of all officers of the Company other than the chief executive officer.

Overview of Compensation Program

In order to recruit and retain the most qualified and competent individuals as senior executive officers, the Company strives to maintain a compensation program that is competitive in the global labor market. The purpose of the Company’s compensation program is to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our named executive officers:

  Drive and reward performance which supports the Company’s core values;

  Design competitive total compensation and rewards programs to enhance the Company’s ability to attract and retain knowledgeable and experienced senior executive officers; and

  Set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale

To reward both short and long-term performance in the compensation program and in furtherance of the Company’s compensation objectives noted above, the Company’s compensation program is based on the following objectives:

          (i)           Performance Goals

The Compensation Committee believes that a significant portion of a senior executive officer’s compensation should be tied not only to individual performance, but also to the Company’s performance as a whole measured against both financial and non-financial goals and objectives. During periods when performance meets or exceeds these established objectives, senior executive officers should be paid at or more than expected levels. When the Company’s performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

          (ii)         Incentive Compensation

A large portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. Senior executive officers have the incentive of increasing Company profitability and stockholder return in order to earn a major portion of their compensation package.

          (iii)       Competitive Compensation Program

The Compensation Committee reviews the compensation of executives at peer companies to ensure that the compensation program is competitive. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executive officers.

Review of Senior Executive Officer Performance

The Compensation Committee reviews, on an annual basis, each compensation package for the senior executive officers. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual’s performance.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for named executive officers should consist of the following:

  Base salary

  Stock incentive plan

  Bonus.

Many of the Company’s senior executive officers provide services through consulting or management agreements with the Company. Fees are paid under “consulting” or “management” fees pursuant to these agreements. From the

Company’s perspective, these services are provided in this manner for flexibility considerations. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key officers can be negotiated on an as-needed basis with individualized terms—a vital concern to the Company given the relative costs of management salaries and expenses in a development stage company.

Dennis Higgs, Chairman of the Board of Directors (and former President)

Mr. Higgs is compensated indirectly through the Company’s consulting agreement with Ubex Capital Inc. The Company engaged Ubex in early 2005 to provide business development and strategic planning consulting services and management to create a viable resource company. The Board of Directors considered Mr. Higgs’ continuing involvement to be of vital interest to the Company’s success and increased Ubex’s consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. The Board upon recommendation from the Compensation Committee has decided to continue the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Higgs has over twenty years experience in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time Executive Chairmen of public companies with capitalization in the $200 – 500 million range.

Glenn Catchpole

Mr. Catchpole is compensated indirectly through the Company’s consulting agreement with Catchpole Enterprises LLC. (“CE”). The Company engaged CE in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board of Directors and the Compensation Committee considers Mr. Catchpole’s continuing involvement to be of vital interest to the Company’s success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole has over thirty years in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time president and CEO of public companies with capitalization in the $200 – 500 million range.

George Hartman

The Company’s compensation policy for Mr. Hartman is based on days spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Hartman’s services as Executive Vice-President, Mining entail a varying degree of attention to the Company’s exploration and development activities. Mr. Hartman has extensive expertise in the area of mining production, including specifically, in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman’s salary exceeded that of other officers in 2006 and 2007 because of the value of his expertise to the Company and the fact that he spent a substantial amount of time attending to the Company’s mineral projects in those years.

Benjamin Leboe

The Company’s compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe’s services as Chief Financial Officer entail a high and specialized degree of attention to the Company’s financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe’s consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company and is comparable to a full time Chief Financial Officer of public companies with capitalization in the $200 – 500 million range.

Grants of Plan-Based Awards – 2008

					All Other
					Stock
	Estimated				Awards:
	Non-Equity	Future	Payouts	Under	Number of		Award
	(1)	Incentive	Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (2)	Award	Option
Name	$	$	$		(#)	Date	Awards (1)
Dennis Higgs	--	--		--	125,000	01/07/08	$271,733
Glenn Catchpole	--	--		--	125,000	01/07/08	$271,733
George Hartman	--	--		--	125,000	01/07/08	$271,733
Benjamin Leboe	--	--		--	125,000	01/07/08	$271,733
Kurtis Brown	--	--		--	25,000	01/07/08	$54,250

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially and adversely from that reported herein.

Grants of Plan-Based Awards – 2007

					All Other
					Stock
	Estimated				Awards:
	Non-Equity (1)	Future	Payouts	Under	Number of		Award
		Incentive	Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (2)	Award	Option
Name	$	$	$		(#)	Date	Awards (1)
Dennis Higgs	--	--		--	250,000	01/26/07	$710,050
Glenn Catchpole	--	--		--	250,000	01/26/07	$710,050
George Hartman	--	--		--	250,000	01/26/07	$710,050
Benjamin Leboe	--	--		--	125,000	01/26/07	$355,000
Kurtis Brown	--	--		--	15,000	01/26/07	$42,600
Kurtis Brown	--	--		--	250,000	02/09/07	$303,547

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially and adversely from that reported herein.

Disclosure Relating to Grants of Plan-Based Awards

In 2008 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs Mr. Catchpole, Mr. Hartman and Mr. Leboe each received 125,000 options, exercisable at $2.64 per share of common stock acquirable, expiring January 7, 2013. Mr. Brown received 25,000 options, exercisable at $2.64 per share of common stock acquirable, expiring

January 7, 2013. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”

In 2007 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012. Mr. Catchpole received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012. Mr. Hartmann received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012. Mr Leboe received 125,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012 and Mr. Brown received 15,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012 and 250,000 exercisable at $3.45 per share of common stock acquirable, expiring February 9 , 2012. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”

Outstanding Equity Awards to Executives at Fiscal Year-end

	Option Awards					Stock Awards
Equity
Incentive
						Number		Equity	Plan
						of		Incentive	Awards:
						Shares		Plan	Market or
						or Units		Awards:	Payout
			Equity			of Stock	Market	Number of	Value of
			Incentive			That	Value of	Unearned	Unearned
	Number of	Number of	Plan Awards:			Have	Shares or	Shares,	Shares,
	Securities	Securities	Number of			Not	Units of	Units or	Units or
	Underlying	Underlying	Securities			Vested	Stock	Other	Other
	Unexercised	Unexercised	Unexercised	Option		(#)	That	Rights That	Rights That
	Options	Options	Unearned	Exercise			Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Option Expiry		Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date		($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs	350,000 250,000 125,000	Nil Nil Nil	Nil Nil Nil	0.75 3.20 2.64	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Glenn Catchpole	350,000 250,000 125,000	Nil Nil Nil	Nil Nil Nil	0.75 3.20 2.64	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
George Hartman	350,000 250,000 125,000	Nil Nil Nil	Nil Nil Nil	0.75 3.20 2.64	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Benjamin Leboe	100,000 125,000 125,000	Nil Nil Nil	Nil Nil Nil	1.96 3.20 2.64	May 23, 2011 Jan 26, 2012 Jan 7, 2013	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
Kurtis Brown	15,000 187,500 Nil 25,000	Nil Nil 62,500 Nil	Nil Nil Nil Nil	3.20 3.45 3.45 2.64	Jan 26, 2012 Feb 9, 2012 Feb 9, 2012 Jan 7, 2013	Nil Nil 62,50 0 Nil	Nil Nil 31,875 Nil	Nil Nil Nil Nil	Nil Nil Nil Nil

Option Exercises and Stock Vested in 2008

	Option Grants		Stock Awards
	Number of		Number of
	Shares	Value Realized	Shares	Value Realized
	Acquired	on Exercise	Acquired on	on Vesting
Name	on Exercise	($)	Vesting	($)
Dennis Higgs	Nil	Nil	Nil	Nil
Glenn Catchpole	Nil	Nil	Nil	Nil
George Hartman	36,300	50,917	Nil	Nil
Benjamin Leboe	Nil	Nil	Nil	Nil
Kurtis Brown	Nil	Nil	Nil	Nil

Option Exercises and Stock Vested in 2007

	Option Grants		Stock Awards
	Number of		Number of
	Shares	Value Realized	Shares	Value Realized
	Acquired	on Exercise	Acquired on	on Vesting
Name	on Exercise	($)	Vesting	($)
Dennis Higgs	Nil	Nil	Nil	Nil
Glenn Catchpole	Nil	Nil	Nil	Nil
George Hartman	Nil	Nil	Nil	Nil
Benjamin Leboe	Nil	Nil	Nil	Nil
Kurtis Brown	Nil	Nil	Nil	Nil

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2008 or 2007 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2007 and 2008, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Compensation Committee Report

The Uranerz Energy Corporation Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board of Directors. The Committee has three members, each of whom is “independent” as defined in the NYSE Amex Company Guide. The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company’s compensation.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2008, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Annual Report.

Based on the Committee’s review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Company’s management, the Committee recommended that the Compensation Discussion and Analysis be included in this Annual Report.

Submitted by the following members of the Compensation Committee of the Board of Directors:

/s/ Peter Bell	/s/ Arnold J. Dyck	/s/ Paul Saxton

Pension Benefits

None

Non-Qualified Deferred Compensation

None

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. The multiple used for a change of control payment is five times for officers Higgs, Catchpole and Hartman and three times for all other officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2008 regarding the ownership of our common stock by:

each person who is known by us to own more than 5% of our shares of common stock; and each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 55,452,387 shares of common stock outstanding as of December 31, 2008.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 31, 2008 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

	Name and Address of Beneficial	Number of Shares of	Percentage of (1)
Title of Class	Owner	Common Stock	Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Dennis Higgs Director, Chairman Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	4,596,240(2)	7.73%
Common Stock	Glenn Catchpole Director, President and CEO/PEO 222 Carriage Circle Cheyenne, WY., 82009	2,177,600 (3)	3.66%
Common Stock	George Hartman Director, Senior Vice President, 1220 Elkhorn Valley Drive Casper, WY.,	1,480,600 (4)	2.49%

	Name and Address of Beneficial	Number of Shares of	Percentage of (1)
Title of Class	Owner	Common Stock	Common Stock
82609
Common Stock	Dr. Gerhard Kirchner P.O.Box 196, Mont Nebo, SK S0J 1X0	654,622 (5)	1.10%
Common Stock	Paul Saxton 188 Stonegate Drive Furry Creek, BC., V0N 3G4	185,000 (6)	**
Common Stock	Peter Bell #105 – 3389 Capilano Road North Vancouver, B.C., V7R 4W7	250,000 (7)	**
Common Stock	Arnold J. Dyck 504 – 230 Saskatchewan Crescent East Saskatoon, Saskatchewan S7N 0K6	233,000 (8)	**
Common Stock	Richard Holmes 2611 Tanbridge Road Charlotte, NC., 28226	210,000 (9)	**
Common Stock	Benjamin Leboe, CFO/PFO 16730 Carrs Landing Road Lake Country, BC V4V 1B2	362,000 (10)	**
Common Stock	Kurtis Brown 3707 Brisbane Avenue Bakersfield, CA 93313	294,000 (11)	**
Total		10,443,062	17.55%

** - indicates ownership less than 1%

(1)

The percent of class is based on 59,494,587 shares comprised of 55,452,387 shares of common stock issued and outstanding as of December 31, 2007 plus 43,500 warrants and 3,998,700 options vesting within 60 days of December 31, 2007.

(2)	Includes 3,830,240 shares, 41,000 exercisable Share Purchase Warrants and 725,000 exercisable Share Purchase Options.
(3)	Includes 1,480,100 shares, 2,500 exercisable Share Purchase Warrants and 725,000 exercisable Share Purchase Options.
(4)	Includes 791,900 shares and 688,700 exercisable Share Purchase Options
(5)	Includes 284,622 shares and 370,000 exercisable Share Purchase Options
(6)	Includes 5,000 shares and 180,000 exercisable Share Purchase Options
(7)	Includes 20,000 shares and 230,000 exercisable Share Purchase Options
(8)	Includes 3,000 shares and 230,000 exercisable Share Purchase Options
(9)	Includes nil shares and 210,000 exercisable Share Purchase Options
(10)	Includes 12,000 shares and 350,000 exercisable Share Purchase Options
(11)	Includes 4,000 shares and 290,000 exercisable Share Purchase Options

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person

(or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of December 31, 2008 we had approximately 260 registered shareholders of record of our common stock.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties since January 1, 2008, including named security holders, are as follows.

Mr. Dennis Higgs, Director and Chairman

During the year ended December 31, 2008, the Company incurred $375,200 (2007 - $318,997, 2006 - $242,826) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by Mr. Higgs who is Chairman of the Company. Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2008, $Nil (2007 - $18,000) is owing to the director and these companies.

Mr. Glenn Catchpole, Director, President and Chief Executive Officer

During the year ended December 31, 2008, the Company incurred $180,000 (2007 - $120,000, 2006 - $102,000) for consulting services (included in general and administrative expenses) to a company controlled by Mr. Catchpole, President and Chief Executive Officer of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. George Hartman, Director, Executive Vice-President and Chief Operating Officer

During the year ended December 31, 2008, the Company incurred $198,000 (2007 - $199,000, 2006 - $174,000) for consulting services (included in general and administrative expenses) to Mr. Hartman, a director who is also Executive Vice President and Chief Operating Officer. Other general and administrative expenses were reimbursed in the normal course of business. In 2007, the Company acquired property assets from this director, valued at $402,250 (see Note 7(a)). During the year ended December 31, 2006, the Company settled $121,148 of debt through the granting of 131,000 stock options. At December 31, 2008, consulting services and expenditures incurred on behalf of the Company of $50,000 (2007 - $50,865) is owed to this director, and the amounts are unsecured, non-interest bearing, and due on demand.

Mr. Benjamin Leboe, Director, Chief Financial Officer

During the year ended December 31, 2008, the Company incurred consulting fees of $126,400 (2007 - $82,017, 2006 - $31,414) to an entity controlled by Mr. Leboe, the Chief Financial Officer of the Company. The amounts have been recorded as general and administrative expense.

Other

As disclosed above under “Executive Compensation – Stock Option Grants”, we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during 2006, 2007 and 2008.

PROPOSAL 2 — RATIFICATION OF THE
AMENDMENT TO THE ARTICLES OF INCORPORATION

What am I voting on?

You are voting on a proposal to ratify the Company’s proposed amendments to its Articles of Incorporation. As explained below, the amendments amend provisions to the Company’s Articles of Incorporation relating to increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000. No other of the current provisions in the Company’s Articles of Incorporation, as last amended August 8, 2008, will be amended, altered, replaced, or otherwise changed by the current amendments before the shareholders.

Why did the Board adopt the Articles Amendment?

As the Company continues to make progress in developing its projects and moving towards anticipated production, as more fully discussed in the 2008 Annual Report which accompanies this Proxy Statement, the Board of the Directors anticipates that the Company may need to raise additional capital for development and anticipated production costs through issuance of equity or convertible debt securities. Given that the Company currently has <> shares of common stock issued and outstanding, the Board determined that it was in the best interests of the Company and its shareholders to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 to ensure that Board has sufficient available shares of common stock to meet the Company’s ongoing capital requirements, if necessary.

What amendments are being made to the Articles of Incorporation?

The following are the provisions to be amended in the Company’s Articles of Incorporation:

Paragraph one of Article 3 which currently reads:

“The aggregate number of shares that the Corporation will have authority to issue is One Hundred and Ten Million (110,000,000) shares, of which One Hundred Million (100,000,000) shares will be common stock, with a par value of $0.001 per share, and Ten Million (10,000,000) shares will be preferred stock, with a par value of $0.001 per share.”

will be amended to read:

“The aggregate number of shares that the Corporation will have authority to issue is Two Hundred and Ten Million (210,000,000) shares, of which Two Hundred Million (200,000,000) shares will be common stock, with a par value of $0.001 per share, and Ten Million (10,000,000) shares will be preferred stock, with a par value of $0.001 per share.”

No other amendments, additions, or alterations will be made to Article 3 or to any other article of the Articles of Incorporation.

Where can I find a copy of the current Articles of Incorporation?

The current Articles of Incorporation are attached as an exhibit to the Company’s registration statement on Form SB-2 as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2002. A copy of the Certificate of Amendment, as filed July 5, 2005, is attached as an exhibit to the Company’s Annual Report on Form 10-KSB as filed with the SEC on April 14, 2006. A copy of the Certificate of Amendment, as filed August 8, 2008, is attached as an exhibit to the Company’s Quarterly Report on Form 10-Q as filed with the SEC on August 11, 2008. The Form SB-2, Form 10-KSB and the Form 10-Q are available at the SEC’s website at www.sec.gov.

The Board of Directors recommends a vote FOR the Articles Amendment.

PROPOSAL 3 — RATIFICATION OF
THE AMENDED 2005 NONQUALIFIED STOCK OPTION PLAN

What am I voting on?

You are voting on a proposal to ratify the Company’s proposed amendments to its 2005 Nonqualified Stock Option Plan (the “Stock Option Plan”). As explained below, the amendments add provisions to the Company’s Stock Option Plan relating to the Compensation Committee’s ability to extend the term of or re-price options issued under the Stock Option Plan without seeking shareholder approval and provisions related to the exercise of options granted under the Stock Option Plan.

Why did the Board adopt the amendments to Stock Option Plan?

Given the negative effects of recent market events on the share price of peer companies in the Company’s business sector and the Company’s own share price, the Board determined that it was in the best interests of the Company and its shareholders to permit the Compensation Committee to determine if and when an extension of the term of or a re-pricing of stock options granted under the Stock Option Plan was in the best interests of the Company and its shareholders and necessary to fulfill the purposes of the Stock Option Plan in providing incentive for the Company’s key employees, officers and directors. Further, in review of the Stock Option Plan, the Board determined that a provision in the Stock Option Plan mandating that options be exercised in the order in which they were issued is not in the best interests of the Company or its shareholders and does not act to fulfill the purposes of the Stock Option Plan.

What amendments are being made to the Stock Option Plan?

The following are the provisions are to be deleted from and added to the Company’s Stock Option Plan:

Article V “Stock Option Terms and Conditions” – Section 11, which currently reads:

“11. No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.”

shall be deleted in its entirety and replaced with the following provisions which shall read in the entirety:

“11. If the Committee determines that it is in the best interests of the Company and its shareholders and consistent with the stated goals and purposes of this Plan, the Committee (i) may at its sole discretion act to extend the term of any outstanding NQSO or conduct a re-pricing of any outstanding NQSO if such re-pricing acts to the benefit of the holder of the outstanding NQSO, or (ii) may with the consent of the holder of an NQSO, conduct a re-pricing of any outstanding NQSO regardless of whether such repricing acts to the benefit of the holder of the outstanding NQSO. Notwithstanding the foregoing, no extension of the term of any outstanding NQSO will act to extend the term for a period longer than ten years from the date of the original issuance and no NQSO shall be issued with an option price per share less than Market Price on the date of any re-pricing and all re-pricings shall be conducted in accordance with applicable law. In exercising its power to extend the term or re-price securities under this Section, the Committee will not be required to seek the approval of the shareholders of the Company.”

What are the general provisions of the Stock Option Plan?

The following is a summary of all material Stock Option Plan provisions. It is not a comprehensive discussion of all of the terms and conditions of the Stock Option Plan. The information provided below may be modified or altered by some provisions in the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully understand all terms and conditions of the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix B hereto.

Purpose
The purpose of the Stock Option Plan is to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

Persons Eligible
Any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Administration
The Company’s Compensation Committee administers the Stock Option Plan, or such other committee as the Board may assign administrative responsibility in the best interests of the Company. The administering committee (the “Committee”) has the power to: (i) designate Stock Option Plan participants; (ii) grant stock options; (iii) establish rules and regulations for the administration of the Stock Option Plan; (iv) determine the amount, price, type and timing of each stock option grant; (v) cancel any stock option awarded under the Stock Option Plan, under certain circumstances; (vi) correct defects in the Plan or in any granted stock option; and (vii) make any other determination or take any other action that the Committee deems necessary or desirable to the administration of the Stock Option Plan.

Shares Available under the Stock Option Plan
The total number of shares of the Company available for grants of stock options under the Stock Option Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but un-issued or reacquired Common Shares of the Company. If a stock option or portion thereof shall expire or terminate for any reason without having been exercised in full, the un-purchased shares covered by such nonqualified stock option shall be available for future grants of stock options under the Stock Option Plan. Shares issuable upon exercise of stock options have been registered under the U.S. Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on November 21, 2005.

Terms and Conditions of Stock Options
Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company. The Committee has the sole power to set the option price of granted stock options. All stock options granted under the Stock Option Plan must be granted within ten years of the date the plan was adopted and all granted stock options must be exercised within ten years of the date of grant. The Committee may grant stock options which vest in installment periods and may modify such periods to accelerate vesting. Stock options are evidenced by a form stock option agreement.

Exercise of Stock Options
The exercise of vested stock options is made upon written notice to the Company of intent to exercise and payment of the exercise price. The exercise price may be paid (i) in cash, cashier’s check, certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivery of fully paid nonassesable common shares of the Company, valued at the fair market value for such shares, determined by the average of the high and low sales price of the Company’s common shares on the date of exercise.

Transfer of Stock Options
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any stock option granted under the Stock Option Plan is assignable or transferable, and no right or interest of any optionee is liable for, or subject to, any lien, obligation or liability of the optionee. Upon petition to, and thereafter with the written consent of the Committee, an optionee may assign or transfer all or a portion of the optionee's rights and interest in any stock option granted under the Stock Option Plan. Stock options are exercisable during the optionee's lifetime only by the optionee or assignees, or the duly appointed legal representative of an incompetent optionee, including following an assignment consented to by the Committee.

Adjustments to Stock Options
In the event that the outstanding common shares of the Company are changed into or exchanged for a different number or kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

  Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the Stock Option Plan, such that the optionee shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on exercise of the nonqualified stock option had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

  Rights under unexercised stock options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, will be adjusted appropriately, provided that such adjustments will be made without change in the total exercise price applicable to the unexercised portion of such nonqualified stock options but by an adjustment in the price for each share covered by such nonqualified stock option; or

  Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding stock option granted hereunder shall terminate, but the optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his nonqualified stock option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such nonqualified stock option.

Also, upon the occurrence of any person acquiring more than 20% of the common shares of the Company through a tender offer, exchange offer, or otherwise, upon a change in control of the Company or upon the sale of substantially all the assets of the Company, any optionee who is also a Company insider will be entitled to receive cash for their nonqualified stock options equal to the final offer price per share paid in the offer or similar event, or in the case of a change in control or sale of assets, the aggregate fair market value of the shares.

Amendment of the Plan
The Board of Directors may at any time suspend or terminate the Plan, in whole or in part or amend it from time to time as appropriate in the best interests of the Company. No amendment will, without the consent of the optionee, affect previously granted stock options.

Who is eligible to participate in the Stock Option Plan?

As described above, any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Currently, this includes, but is not limited to, the following directors and executive officers:

  Dennis Higgs, Chairman/Director;
  Glenn Catchpole, President, Chief Executive Officer and Director;
  George Hartman, Chief Operating Officer, Vice President Mining and Director;
  Benjamin Leboe, Chief Financial Officer;
  Dr. Gerhard Kirchner, Director;
  Paul Saxton, Director;
  Peter Bell, Director;
  Arnold J. Dyck, Director;
  Richard Holmes, Director.

In total there are approximately <> officers, directors, employees, and consultants eligible under the Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

As at December 31, 2008, we had one equity compensation plan under which our common shares have been authorized for issuance to our officers, directors, employees and consultants, namely our 2005 Stock Option Plan. Our 2005 Stock Option Plan, as amended, has been approved by our shareholders.

The following summary information is presented for our 2005 Stock Option Plan as of December 31, 2008.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options, (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)

Equity Compensation Plans Approved By Security Holders	4,839,700	$2.18	4,492,360

Equity Compensation Plans Not Approved By Security Holders	Not Applicable	Not Applicable	Not Applicable

Where can I find more information about the Stock Option Plan?

A copy of the Stock Option Plan is attached as Appendix B hereto.

The Board recommends a vote FOR the ratification of the Stock Option Plan Amendment.

PROPOSAL 4 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Manning Elliot LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2009.

This proposal seeks shareholder ratification of the appointment of Manning Elliot LLP.

Will a representative of Manning Elliot be present at the Annual Meeting?

The Company does not expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2008.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31, 2008, 2007 and 2006.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our three fiscal years ended December 31, 2008:

	Years Ended December 31
	2008	2007	2006
Audit Fees	$102,000	$53,200	$34,250
Audit Related Fees	Nil	1,350	Nil
Tax Fees	8,600	7,000	Nil
All Other Fees	Nil	Nil	Nil
Total	$110,600	$61,550	$34,250

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

Benjamin Leboe, Secretary
Casper, Wyoming
April 30, 2009

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Appendix A

ANNUAL MEETING OF STOCKHOLDERS OF
URANERZ ENERGY CORPORATION

June 10, 2009

PROXY SOLICITED BY BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible FACSIMILE - Sign, date and fax your proxy card to Corporate Secretary at (604) 689-1722	COMPANY NUMBER
ACCOUNT NUMBER
CUSIP NUMBER
INTERNET – You can vote by visting the website www.allianceproxy.com/Uranerz/2009

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

The Board of Directors Recommends		The Board of Directors Recommends
a Vote “FOR ALL NOMINEES” in Item 1.		a Vote “FOR” Items 2 and 3.
Item 1. ELECTION OF DIRECTORS.		Items 2 and 3.
	NOMINEES		FOR AGAINST ABSTAIN
[ ] FOR ALL NOMINEES	[ ] Glenn Catchpole
	[ ] Dennis Higgs	Item 2. Articles Amendment	[ ] [ ] [ ]
[ ] WITHHOLD AUTHORITY	[ ] Gerhard Kirchner
FOR ALL NOMINEES*	[ ] George Hartman	Item 3. Stock Option Plan Amendment	[ ] [ ] [ ]
[ ] Peter Bell
[ ] Paul Saxton
	[ ] Arnold Dyck	Item 4. Ratification of the	[ ] [ ] [ ]
	[ ] Richard Holmes	Appointment of
Independent Registered
	Vote FOR an individual nominee by	Public Accounting Firm
filling in the appropriate circle above.

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s),  stike through the name of the individual nominee(s).

_______________________________________________

To change the address on your account, please check this box [   ] and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

_______________________________________________

_______________________________________________

_______________________________________________

_________________________________________________________
If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting. However, because an affirmative vote of a majority of the Company’s issued and outstanding voting securities is required for ratification of Item 2, an ABSTENTION will have the same effect as a vote AGAINST the proposal.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2-4 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: [ ]

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: _____________________________________________________________________ Date: ____________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Signature of Stockholder: ______________________________________________________________________ Date: ____________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix B

URANERZ ENERGY CORPORATION
2005 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

          This 2005 NONQUALIFIED STOCK OPTION PLAN (the "Plan") of URANERZ ENERGY CORPORATION (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II
Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Company shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

          "Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

          "Company" shall mean URANERZ ENERGY CORPORATION, a Nevada corporation, and any parent or subsidiary corporation of URANERZ ENERGY CORPORATION, as such terms are defined in Section 425(e) and 425(f), respectively of the Code.

          "Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

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          "Market Price" shall mean the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange ("TSX") or the American Stock Exchange ("AMEX"), whichever exchange has the greater trading volume, for the five trading days immediately preceding the date of the grant. However, (a) if the Common Shares are not listed on the TSX or the AMEX, then the "Market Price" shall be calculated by reference to the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of the grant on any other stock exchange on which the Common Shares are listed (if more than one, then using the exchange on which a majority of Common Shares are traded); or (b) if the Common Shares are suspended from trading or have not traded on the TSX, AMEX or another stock exchange for an extended period of time, the "Market Price" will be the fair market value of the Common Shares as determined by the board of directors of the Company using good faith discretion.

          "Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

          "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III
Administration of the Plan

1.

The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.

The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.

The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth more fully in paragraph 8 of Article X of the Plan.

4.

The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.	Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

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6.

Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.

No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

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8.

The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV
Shares Subject to the Plan

1.

The total number of shares of the Company available for grants of Stock Options under the Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.

If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V
Stock Option Terms and Conditions

1.

Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.

Determination of the option price per share for any stock option issues hereunder shall rest in the sole and unfettered discretion of the Committee. Notwithstanding the foregoing, no option shall be issued with an option price per share less than Market Price.

3.

All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

5.

No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

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6.

A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.	The exercise price of a Stock Option, or portion thereof, may be paid:

A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or,

B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate fair market value (determined as the average of the highest and lowest reported sales prices on the Common Shares as of the date of exercise of the NQSO, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place), as of the date of the NQSO exercise equal to the option price, provided such tendered shares, or any derivative security resulting in the issuance of Common Shares, have been owned by he Optionee for at least 30 days prior to such exercise; or,

C. By a combination of both A and B above.

8.

The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

9.	With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.

Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

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11.

No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12.

Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

ARTICLE VI
Adjustments or Changes in Capitalization

1.

In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

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2.

The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII
Merger, Consolidation or Tender Offer

1.

If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.	In the event that:

A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.

Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired purchase to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

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4.

Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer of the change of control, whichever occurs earlier.

ARTICLE VIII
Amendment and Termination of Plan

1.

The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.

No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.

The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.	No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX
Government and Other Regulations

          The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

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ARTICLE X
Miscellaneous Provisions

1.

No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.	Any expenses of administering this Plan shall be borne by the Company.

3.	The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.

The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.

Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.

In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suite or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, an against all amount paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.

Stock Options may be granted under this Plan form time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and

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conditions of such substitute stock options so granted my vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

8.

Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI
Written Agreement

          Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII
Effective Date

          This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

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Number of Shares: _____________________________	Date of Grant: _____________________________

NONQUALIFIED STOCK OPTION AGREEMENT

          AGREEMENT made this _____ day of __________________, 200___, between ____________________________ (the "Optionee"), and URANERZ ENERGY CORPORATION, a Nevada corporation (the "Company").

          1. Grant of Option. The Company, pursuant to the provisions of the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan (the "2005 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option and Purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2005 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

          2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless such exercise is as to the remaining balance of this Option) on or after __________________ , 20___ and on or before _________________, 20___, provided that the cumulative number of Common Shares as to which this Option may be exercised (except as provided in paragraph 1 of Article VI of this 2005 Plan) shall not exceed the following amounts:

Cumulative Number of Shares	Prior to Date (Not Inclusive of)

The Option evidenced hereby shall be exercisable by the deliver to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in case or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof; and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the 2005 Plan) on the date such Shares are received by the Company and applied to payment of the exercise price.

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3.

Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 9 of Article V of the 2005 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

URANERZ ENERGY CORPORATION

BY:
Glenn Catchpole, President

ATTEST:

Secretary

Optionee hereby acknowledges receipt of a copy of the 2005 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee of the Board of Directors administering the 2005 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 10 of Article V of the 2005 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: ______________________________________

Optionee

Type or Print Name

Address

Social Security No.

12

Attachment B

Date:

Secretary,
URANERZ ENERGY CORPORATION
1140 Homer Street
Vancouver, British Columbia
Canada V6B 2X6

Dear Sir:

          In accordance with paragraph 2 of the Nonqualified Stock Option Agreement evidencing the Option granted to me on _____________________ under the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan, I hereby elect to exercise this Option to the extent of __________________ Common Shares.

          Enclosed are (i) Certificate(s) No.(s) ____________________ representing fully-paid common shares of URANERZ ENERGY CORPORATION endorsed to the Company with signature guaranteed, and/or a certified check payable to the order of URANERZ ENERGY CORPORATION in the amount of $ _______________ as the balance of the purchase price of $______________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the Company as to exercise on Schedule I thereof. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 2005 Plan) on the date this Option exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for federal income tax purposes.

          When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:

Include Optionee's address here.

Signature of Optionee

Type or Print Name

13